UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2016

Smack Sportswear
(Exact name of registrant as specified in its charter)

Nevada	000-53049	26-1665960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13636 Ventura Blvd #475 Sherman Oaks, CA 91423
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(213) 296-3005

6025 Macadam Ct. Agoura Hills, CA 91301
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 □    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	3
EXPLANATORY NOTE	4
Item 1.01. Entry into a Material Definitive Agreement	5
Item 2.01. Completion of Acquisition or Disposition of Assets	5
The Share Exchange and Related Actions	5
Description of Business	8
Description of Properties	11
Risk Factors	12
Management’s Discussion and Analysis of Financial Condition and Results of Operations	19
Security Ownership of Certain Beneficial Owners and Management	22
Directors, Executive Officers, Promoters and Control Persons	25
Executive Compensation	28
Summary Compensation Table	28
Certain Relationships and Related Transactions	29
Market Price of and Dividends on Common Equity and Related Stockholder Matters	30
Description of Securities	31
Legal Proceedings	33
Indemnification of Directors and Officers	33
Item 3.02. Unregistered Sales of Equity Securities	34
Item 3.03. Material Modification to Rights of Security Holders	34
Item 5.01. Changes in Control of Registrant.	34
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.	34
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	34
Item 9.01. Financial Statements and Exhibits	35

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (the "Report"), including the sections titled "Description of Business," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Plan of Operations," contain forward-looking statements that involve substantial risks and uncertainties.  All statements other than statements of historical facts contained in this Report, including statements regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements.  In some cases, you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” "might," “could,” "should," “would,” “project,” "pro-forma," "predict," "potential," "strategy," "attempt," "develop," "help," "future," “plan,” “expect” or the negative or plural of these words or similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions described in the section of this prospectus captioned “Risk Factors” and elsewhere in this Report, regarding, among other things:
•	the plans and objectives of management for future operations;
•	a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items;
•	our ability to fund operations and business plans;
•	overall industry and market trends;
•	current and future economic and political conditions;
•	our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC");
•	our ability to remain current with our SEC reporting obligations; and
•	other assumptions described in this Report underlying or relating to any forward-looking statements.
We caution readers that the above list of cautionary statements is not exhaustive and should be considered with the risks described under “Risk Factors” and elsewhere in this Report. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. We disclaim any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws.

EXPLANATORY NOTE
The Current Report on Form 8-K (this "Report") is being filed by Smack Sportswear ("we", "us" or the "Company") to disclose, primarily, our acquisition of a private company, Almost Never Films Inc. ("Almost Never"), a corporation organized under the laws of Indiana on July 8, 2015, pursuant to a share exchange agreement, effective as of January 15, 2016. As a result, Almost Never became a wholly-owned subsidiary of the Company.
We were incorporated in Nevada in October 2007 under the corporate name of Reshoot Production Company, as a subsidiary of Reshoot & Edit, a Nevada corporation. The Company subsequently changed its corporate name from Reshoot Production Company to Smack Sportswear on December 15, 2011. Through June 30, 2015, we were a manufacturer and seller of performance and lifestyle based indoor and sand volleyball apparel and accessories. As of July 31, 2015, we completed the disposition of certain assets of the Company to William Sigler, a former director of the Company; in connection with said transactions, Mr. Sigler resigned and had agreed to sell all his shares of common stock (“Common Stock”), par value $0.001 per share, in the Company. As a result of the sale of certain inventory from the Company to Mr. Sigler, the Company has been a “shell company” (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).
On January 15, 2016, we entered into a Share Exchange Agreement (the "Exchange Agreement") with Almost Never and its two shareholders, Danny Chan and Derek Williams (the “Almost Never Shareholders”), pursuant to which we issued 1,000,000 shares of our Series A Convertible Preferred Stock (the “Series A Convertible Preferred Stock”), par value $0.001 per share to the Almost Never Shareholders on a pro rata basis in exchange for all 100,000,000 shares of the issued and outstanding common stock, par value $0.0001 per share, of Almost Never (the “Share Exchange”). As a result of the Share Exchange, Almost Never became our wholly-owned subsidiary, and the Almost Never Shareholders acquired a controlling interest in the Company. See Item 2.01, "The Share Exchange", below.
In accordance with "reverse acquisition" accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Share Exchange will be replaced with the historical combined financial statements of Almost Never prior to the Share Exchange in all future filings with the SEC.
As a result of the Share Exchange, the Company intends to amend its Articles of Incorporation to change its name from “Smack Sportswear” to “Almost Never Films Inc.” to more accurately reflect its new business. We also intend to change the Company’s OTCQB trading symbol. We will announce our new trading symbol once it is approved by FINRA.  Our Common Stock will temporarily remain listed for quotation under the current symbol "SMAK" until the new symbol is assigned by FINRA.
As used in this Report, unless otherwise stated or the context requires otherwise, the terms the "Company," the "Registrant," "we," "us," and "our" refer to the parent company, after giving effect to the Share Exchange and the term "Almost Never" refers to Almost Never Films Inc. and its business prior to the Share Exchange and the business of the Company thereafter.
This Report is being filed in connection with the transaction consummated by the Company and certain related events and actions taken by the Company. This Report contains summaries of the material terms of the agreement and transaction entered into in connection with the Share Exchange, and related appointments of new directors and officers.  The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, relating thereto, which are filed as exhibits hereto and incorporated herein by reference.
This Report responds to the following Items in Form 8-K:

Item 1.01    Entry into a Material Definitive Agreement.
The information set forth below in Item 2.01 is hereby incorporated by reference into this Item 1.01.
Item 2.01    Completion of Acquisition or Disposition of Assets.
THE SHARE EXCHANGE AND RELATED ACTIONS
The Share Exchange
On January 15, 2016, the Company, Almost Never, and the Almost Never Shareholders, Danny Chan and Derek Williams, entered into the Exchange Agreement, a copy of which is filed herewith as Exhibit 2.1.
Pursuant to the Exchange Agreement, we issued 1,000,000 shares of our Series A Convertible Preferred Stock to the Almost Never Shareholders in exchange for all 100,000,000 shares of issued and outstanding common stock of Almost Never. As a result of the Share Exchange, Almost Never became our wholly-owned subsidiary, and the Almost Never Shareholders acquired a controlling interest in the Company.  Each holder of Series A Convertible Preferred Stock of the Company may convert such shares of Series A Convertible Preferred Stock of the Company into fully paid, non-assessable shares of Common Stock of the Company at a conversion rate calculated by multiplying the number of shares of Series A Convertible Preferred Stock of the Company to be converted by one hundred (100).
Holders of our Series A Convertible Preferred Stock are entitled to vote on all matters submitted to the Company’s stockholders and are entitled to such number of votes as is equal to the number of shares of the Common Stock of the Company into which such shares of Series A Convertible Preferred Stock are convertible. The Certificate of Designation of the Company’s Series A Convertible Preferred Stock was filed with the Secretary of State of Nevada on January 15, 2016, a copy of which is filed herewith as Exhibit 4.1.
The Certificate of Designation also provides that as long as any shares of Series A Convertible Preferred Stock are outstanding, the Company will not, without first obtaining the approval by vote or written consent of all the holders of then outstanding shares of Series A Convertible Preferred Stock, voting as a separate class:
•	Amendment of any Articles of Incorporation, certificate of designation or by-laws or other constitutional documents of the Company that adversely affect the Series A Convertible Preferred Stock;
•	Issuance of any securities and reclassification of any outstanding securities of the Company;
•	Any merger or consolidation of the Company with one or more other corporations in which the shareholders of the Company immediately after such merger or consolidation hold stock representing less than a majority of the voting power of the outstanding stock of the surviving company;
•	The liquidation or dissolution of the Company and any termination or material modification of the Company’s subsidiaries;
•	Acquisitions, divestments or disposals where the aggregate consideration, in one transaction or a series of related transactions, exceeds $1,000,000;
•	Any material change to the nature of the business and strategic direction of the Company;
•	Incurrence of any capital expenditures for any project which exceeds $1,000,000;
•	Incurrence of any new indebtedness which exceeds $1,000,000;
•	Entering any new related-party transactions or a series of related-party transactions within any 12-month period, contracts and arrangements which exceed $1,000,000 in consideration; and
•	Any payments outside the ordinary course of business and any payment of dividends.

Almost Never is an independent film company focused on film production and production related services in connection with genre specific motion pictures with production costs in the $5.0 million to $50.0 million range.

At the closing of the Share Exchange:
•	1,000,000 shares of our Series A Convertible Preferred Stock were issued to the Almost Never Shareholders on a pro rata basis in exchange for all 100,000,000 shares of issued and outstanding common stock of Almost Never;
•	each Almost Never Shareholder received 500,000 shares of our Series a Convertible Preferred Stock, and each share of Series a Convertible Preferred Stock of the Company is convertible, at the option of the holder, into 100 shares of our Common Stock; and
•	the 27,621,237 shares of our Common Stock issued and outstanding immediately prior to the Share Exchange, now only reflect approximately 20% of the voting rights our outstanding Common Stock as a result of the Share Exchange.
Immediately after the Share Exchange, the two Almost Never Shareholders have voting power equal to approximately 80% of the voting power of the Company.
Other than the Series A Convertible Preferred Stock issued in the Share Exchange, no other securities convertible into or exercisable or exchangeable for our Common Stock (including options or warrants) are outstanding.
The issuance of our Series A Convertible Preferred Stock to the two Almost Never Shareholders in connection with the Share Exchange was not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering.
The Exchange Agreement contains customary representations and warranties, pre- and post-closing covenants of each party and customary closing conditions.
The Exchange Agreement, including all exhibits and annexes, is filed as an exhibit to this Report.  All descriptions of the Exchange Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.
Departure and Appointment of Directors and Officers
Our board of directors of the Company (the "Board") immediately prior to the Share Exchange consisted of (1) member, Doug Samuelson, who was also our interim Chief Executive Officer and Chief Financial Officer ("Samuelson").
Upon the closing of the transactions contemplated by the Exchange Agreement on January 15, 2016: (i) Danny Chan, the Chief Executive Officer of Almost Never, was appointed to serve as our Chief Executive Officer, Chief Financial Officer and a director of the Board; (ii) Derek Williams was appointed to serve as our Chief Operating Officer and ten (10) days after the filing and distribution of a Schedule 14f-1 Information Statement will become a director of the Board; and (iii) Samuelson resigned as our Interim Chief Executive Officer and Chief Financial Officer, and ten (10) days after the filing and distribution of a Schedule 14f-1 Information Statement will automatically resign as a director of the Board.  See "Management – Directors and Executive Officers" below for information about our new directors and executive officers.

Listing; Stock Symbol
Our Common Stock is quoted on the OTC Markets under the symbol "SMAK" (SMAK:OTCQB).  As a result of the Share Exchange, the Company intends to amend its Articles of Incorporation to change its name from “Smack Sportswear” to “Almost Never Films Inc.” to more accurately reflect its new business. We will also request a new OTCQB trading symbol which we will announce once it is approved by FINRA.  Our Common Stock will remain listed for quotation under the current symbol "SMAK" until the new symbol is assigned by FINRA.
Accounting Treatment; Change of Control
The Share Exchange is being accounted for as a "reverse acquisition," and Almost Never is deemed to be the acquirer for accounting purposes.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Share Exchange will be those of Almost Never and will be recorded at the historical cost basis of Almost Never, and the combined financial statements after completion of the Share Exchange will include the assets and liabilities of Almost Never, historical operations of Almost Never, and operations of Almost Never from the Closing Date of the Share Exchange.  As a result of the issuance of the shares of our Series A Convertible Preferred Stock pursuant to the Share Exchange, a change in control of the Company occurred as of the date of consummation of the Share Exchange.  Except as described in this Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.
The parties have taken all actions necessary to ensure that the Share Exchange is treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.
We continue to be a "smaller reporting company," as defined under the Exchange Act, following the Share Exchange.
We continue to be a “shell company”, as defined under the Exchange Act, following the Share Exchange.

DESCRIPTION OF BUSINESS
History
As described above, we were incorporated in Nevada in October 2007 under the name SMACK Sportswear under which we manufactured and sold performance and lifestyle based indoor and sand volleyball apparel and accessories. As a result of the sale of certain inventory from the Company to Mr. Sigler in July 2015, the Company became a “shell company” (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended). As a result of the Share Exchange, we acquired the proposed business of Almost Never.
Almost Never, our wholly-owned subsidiary upon the closing of Share Exchange, was incorporated in the State of Indiana on July 8, 2015. As a result of the Share Exchange, the Company intends to amend its Articles of Incorporation to change its name from “Smack Sportswear” to “Almost Never Films Inc.” to more accurately reflect its new business. We will also request a change to the Company’s OTCQB trading symbol, which we will announce once it is approved by FINRA.  Our Common Stock will remain listed for quotation under the current symbol "SMAK" until the new symbol is assigned by FINRA.
We currently have authorized 75,000,000 shares of capital stock, consisting of (i) 70,000,000 shares of Common Stock, and (ii) 5,000,000 shares designated as preferred stock containing such rights, privileges and designations as our Board of directors may, from time to time, determine. As of the date of this Report, an aggregate of 27,621,237 shares of our Common Stock and 1,000,000 shares of our Series A Convertible Preferred Stock are issued and outstanding.
After the Share Exchange, our principal executive office is now located at 13636 Ventura Blvd #475, Sherman Oaks, CA 91423.
Our Business

We are an independent film company focused on film production and production related services in connection with genre specific motion pictures with production costs in the $5.0 million to $50.0 million range.
Our proposed business is to facilitate relationships (and as such, provide production related services) between creative talent (including writers, actors and directors) and companies who produce, finance and distribute motion pictures. We intend to acquire or license rights to materials upon which we believe motion pictures can be based (screenplays, books, short stories etcetera, which are referred to within the entertainment industry as the “underlying property”). We may further develop an underlying property by contracting for additional writing services and/or by bringing in new writers to perform “polishes” or “rewrites” on a particular underlying property.
If we are satisfied with the creative state of the underlying property, we then intend to make offers to directors and/or actors, to perform services in connection with a particular motion picture based on that underlying property. These offers are very often contingent and subject to the satisfaction of certain production elements, such as financier approval of the screenplay and the financier’s selection of a start date for principal photography. If a director or actors accepts one of our offers, the director or actors are said to be “attached” to the motion picture project. Armed with the underlying property and the attached creative element(s) (these elements are often called the “package” in Hollywood), we may then approach third party financiers seeking financing as well as distribution for the potential motion picture.   Another approach that we may take is to contact the financiers first, seeking first to produce the film, and then with a finished (or nearly finished) motion picture product, obtain distribution for the picture.

Motion Picture Property Acquisition Process
Our acquisition process is the process by which we intend to acquire or license “underlying properties”. In turn, we expect to use those properties to attract creative talent (including writers, actors and directors) to the potential motion picture project. If successful, we will then grant or license out those rights to third party financiers of motion pictures, who will then contract with the creative talent we have attracted to the property as well as finance, produce and distribute/exploit the motion picture.
Almost Never Feature Film Production
Our initial primary involvement with feature film production is in the area of the development of “underlying properties”.  We intend to engage third parties to produce, finance and exploit/distribute the motion picture “packages” we put together. We may also provide production expertise (i.e. “production services”) to the third party producer and/or financier of the motion picture in question. If we do provide production expertise, we, or members of our executive team, Danny Chan and Derek Williams, may be credited as “producers” or “executive producers” of the particular film in question. We expect to primarily derive our income from producer fees, consulting and service fees as well as our participation in the profits of the various pictures produced by third parties, that were developed and/or “packaged” by us.
Our feature film strategy generally is to perform production services, develop and/or produce feature films when the production budgets for the films are expected to be entirely or substantially covered by a third party. In this way, we believe our risk is, by in large, only the capital required, if any, to develop and package the motion picture project. The entirety of the production budget, as well as any costs associated with distributing and/or exploiting the motion pictures in question, will be expected to be borne by a third party or parties who have the resources and expertise to produce and/or distribute motion pictures.
Distributing Almost Never Motion Pictures
Currently, we do not intend to directly distribute motion pictures. Instead, when we seek financing for our motion picture “packages,” the distribution rights are often obtained by the financier as collateral for their investment; in other words, third parties purchase the world-wide exploitation and distribution rights to a motion picture for the cost it takes to produce the motion picture.
Foreign Markets
In general, a very important portion of the financing for “independent” (i.e., not produced by a major studio or one of their subsidiaries) motion pictures comes from the “foreign markets” (i.e., those markets outside of the United States and English-speaking Canada). With respect to productions we are associated with, the third party financier owns and/or controls the production rights and uses these rights as collateral or purchases the rights outright in connection with the funding of the pictures we develop.
Profit Participation
Our profit participation in motion picture projects will be determined by a calculation that assumes that all “negative costs” (production costs) of the picture (including, but not limited to, costs for development, principal photography and post-production) and “distribution expenses” (including, but not limited to, costs for marketing the film at various international film markets as well as costs associated with the delivery of the film and the physical elements to the various licensees of the film) are recovered by the financier plus interest thereon. After repayment of all negative costs, distribution expenses and interest thereon, the financier/distributor will charge a “distribution fee” (often a percentage of the gross income) for performing any sales or distribution services in connection with the picture.  Following the payment of distribution fees and other costs, any amounts payable to creative elements that are contingent compensation (including, but not limited to, deferred compensation and bonuses) are paid to those third parties. Any money remaining is considered net profits from which profit participation is derived.

Competition
The motion picture industry is intensely competitive.  In addition to competing with the major film studios that dominate the motion picture industry, we will also compete with numerous independent motion picture production companies, television networks, pay television systems, and online streaming media companies such as Netflix, Hulu, and Amazon Prime.  Virtually all of our competitors are significantly larger than we are, have been in business much longer than we have, and have significantly more resources at their disposal. Our competitors range from small independent producers to well financed established film studios, particularly, major U.S. film studios.
Intellectual Property
We believe that intellectual property will be material to our business and we will expend cost and effort in an attempt to develop and protect our intellectual property and to maintain compliance vis-à-vis other parties' intellectual property. Our ability to protect and enforce our intellectual property rights is subject to certain risks. Enforcement of intellectual property rights is costly and time consuming.
From time to time, we may encounter disputes over rights and obligations concerning intellectual property. We cannot offer any assurances that we will prevail in any intellectual property dispute.

Industry Background
The Feature Film Industry. The feature film industry encompasses the development, production and exhibition of feature-length motion pictures and their subsequent distribution in the online, DVD, television, video on demand and other ancillary markets.  The major studios dominate the industry, some of which have divisions that are promoted as "independent" distributors of motion pictures, including Universal Pictures, Warner Bros Entertainment (also known as Warner Bros. Studios, Inc., Warner Bros. Pictures, Inc. commonly called Warner Bros., or simply WB) including subsidiaries New Line Cinema and Castle Rock Entertainment & DC Entertainment, Twentieth Century Fox, Sony Pictures Entertainment (including Columbia Pictures and Tristar Pictures), Paramount Pictures, Walt Disney Studios, MGM Holdings and Lions Gate Entertainment.  In recent years, however, true "independent" motion picture production and distribution companies have played an important role in the production of motion pictures for the worldwide feature film market.
Independent Feature Film Production and Financing. Generally, independent production companies do not have access to the extensive capital required to make big budget motion pictures, such as the "blockbuster" product produced by the major studios.  They also do not have the capital necessary to maintain the substantial overhead that is typical of such studios' operations.  Independent producers target their product at specialized markets and usually produce motion pictures with budgets of less than $25 million.  Generally, independent producers do not maintain significant infrastructure.  They instead hire only creative and other production personnel and retain the other elements required for development, pre-production, principal photography and post-production activities on a project-by-project basis.  Also, independent production companies typically finance their production activities from bank loans, pre-sales, equity offerings, co-productions and joint ventures rather than out of operating cash flow.  They generally complete financing of an independent motion picture prior to commencement of principal photography to minimize risk of loss.
Independent Feature Film Distribution.  Motion picture distribution encompasses the exploitation of motion pictures in theatres and in markets, such as the DVD, pay-per-view, pay television, free television and ancillary markets, such as hotels, airlines and streaming films on the Internet. Independent producers do not typically have distribution capabilities and rely instead on pre-sales to North American and international distributors.  Generally, the local distributor will acquire distribution rights for a motion picture in one or more of the aforementioned distribution channels from an independent producer.  The local distributor will agree to advance the producer a non-refundable minimum guarantee.  The local distributor will then generally receive a distribution fee of between 20% and 35% of receipts, while the producer will receive a portion of gross receipts in excess of the distribution fees, distribution expenses and monies retained by exhibitors. The local distributor and theatrical exhibitor generally will enter into an arrangement providing for the exhibitor's payment to the distributor of a percentage (generally 40% to 50%) of the box-office receipts for the exhibition period, depending upon the success of the motion picture.

Government Regulation
The Company is not currently subject to any direct government regulations, other than the securities laws and the regulations thereunder applicable to all publicly owned companies and laws and regulations applicable to general businesses.  It is possible that certain laws and regulations may be adopted at the local, state, national and international level that could affect the Company's operations.  Changes to such laws could create uncertainty in the marketplace which could reduce demand for the Company's products or increase the cost of doing business as a result of costs of litigation or a variety of other such costs, or could in some other manner have a material adverse effect on the Company's business, financial condition, results of operations and prospects.  If any such law or regulation is adopted it could limit the Company's ability to operate and could force the business operations to cease, which would have a significantly negative effect on the Company.

Employees
The Company currently has no employees. Danny Chan, our Chief Executive Officer and Chief Financial Officer, and Derek Williams, our Chief Operating Officer, will operate the Company.
DESCRIPTION OF PROPERTIES
The Company does not have a principal office, but maintains a mailing address at 13636 Ventura Blvd #475, Sherman Oaks, CA 91423. When we commence operations, we will consider renting office space.

RISK FACTORS
AN INVESTMENT IN OUR SECURITIES IS HIGHLY SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK.  WE FACE A VARIETY OF RISKS THAT MAY AFFECT OUR OPERATIONS OR FINANCIAL RESULTS AND MANY OF THOSE RISKS ARE DRIVEN BY FACTORS THAT WE CANNOT CONTROL OR PREDICT.  BEFORE INVESTING IN THE SECURITIES YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS, TOGETHER WITH THE FINANCIAL AND OTHER INFORMATION CONTAINED IN THIS REPORT.  IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, PROSPECTS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY ADVERSELY AFFECTED.  IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK WOULD LIKELY DECLINE AND YOU MAY LOSE ALL OR A PART OF YOUR INVESTMENT.  ONLY THOSE INVESTORS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT SHOULD CONSIDER AN INVESTMENT IN OUR SECURITIES.
THIS REPORT CONTAINS CERTAIN STATEMENTS RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF OUR COMPANY. PROSPECTIVE INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. IN EVALUATING SUCH STATEMENTS, PROSPECTIVE INVESTORS SHOULD SPECIFICALLY CONSIDER THE VARIOUS FACTORS IDENTIFIED IN THIS REPORT, INCLUDING THE MATTERS SET FORTH BELOW, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY SUCH FORWARD-LOOKING STATEMENTS.
If any of the following or other risks materialize, the Company's business, financial condition, and results of operations could be materially adversely affected which, in turn, could adversely impact the value of our Common Stock. In such a case, investors in our Common Stock could lose all or part of their investment.
Prospective investors should consider carefully whether an investment in the Company is suitable for them in light of the information contained in this Report and the financial resources available to them. The risks described below do not purport to be all the risks to which the Company or the Company could be exposed. This section is a summary of certain risks and is not set out in any particular order of priority. They are the risks that we presently believe are material to the operations of the Company. Additional risks of which we are not presently aware or which we presently deem immaterial may also impair the Company's business, financial condition or results of operations.
Risks Related to Our Business
Since our auditor has issued a going concern opinion regarding the Company, there is an increased risk associated with an investment in the Company.
We have earned no revenue since our inception on July 8, 2015, which makes it difficult to evaluate whether we will operate profitably. Operating expenses for the period from July 8, 2015 to October 31, 2015 was $1,090. As of October 31, 2015, we had cash in the amount of $8,910. We expect to continue to incur additional losses in the foreseeable future as a result of our film production activities. Our future is dependent upon our ability to obtain financing or upon future profitable operations. We reserve the right to seek additional funds through private placements of our Common Stock and/or through debt financing. Our ability to raise additional financing is unknown. We do not have any formal commitments or arrangements for the advancement or loan of funds. If we are unable to secure additional financing in the future on acceptable terms, or at all, we could be forced to reduce or discontinue film development, reduce or forego sales and marketing efforts, and forego attractive business opportunities in order to improve liquidity to enable the Company to continue its operations. There are also risks and uncertainties inherent to the film industry including the highly speculative nature of the industry, intense competition, the lack of industry experience of the stockholders of the Company. For these reasons, our auditors stated in their report that they have substantial doubt we will be able to continue as a going concern. As a result, there is an increased risk that you could lose the entire amount of your investment in the Company.

Since we are a shell company with nominal operations, and we have not generated any revenues, there is no assurance that our business plan will ever be successful. We may never attain profitability.
As of July 31, 2015, the Company has been a shell company with nominal operations and no assets other than cash. Upon consummation of the Share Exchange, we redirected our business focus towards film production and production related services in connection with genre specific motion pictures with moderate production costs. Almost Never was incorporated in July 2015 and with the Company’s limited operating history, there is limited operating history upon which an evaluation of our business plan or performance and prospects can be made.
Given the limited operating history, management has little basis on which to forecast future market acceptance of our services. It is difficult to accurately forecast future revenues because the business of the Company is new.  There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations.
We may not be able to obtain additional funding to meet our requirements.
Our ability to maintain and expand our development and production of feature films to cover our general and administrative expenses depends upon our ability to obtain financing through equity financing, debt financing (including credit facilities) or the sale or syndication of some or all of our interests in certain projects or other assets.  If our access to existing credit facilities is not available, and if other funding does not become available, there could be a material adverse effect on our business.
Our success depends on our personnel. Loss of key personnel may adversely affect our business.
Our success depends to a significant extent on the performance of a number of our senior management personnel.  In particular, we will depend on the services of such personnel as Danny Chan, our Chief Executive Officer and Chief Financial Officer, and Derek Williams, our Chief Operating Officer.  The loss of the services of key persons could have a material adverse effect on the Company's business, operating results and financial condition.
Budget overruns may adversely affect our business.
Actual motion picture costs may exceed their budget, sometimes significantly. Risks such as labor disputes, death or disability of star performers, rapid high technology changes relating to special effects or other aspects of production, shortages of necessary equipment, damage to film negatives, master tapes and recordings or adverse weather conditions may cause cost overruns and delay or frustrate completion of a production.  If a film incurs substantial budget overruns, we may have to seek additional financing from outside sources to complete production of a motion picture.  No assurance can be given as to the availability of such financing on terms acceptable to us.  In addition, if a film incurs substantial budget overruns, there can be no assurance that such costs will be recouped, which could have a significant impact on our business, results of operations or financial condition.
Distributors’ failure to promote our programs may adversely affect our business.
Decisions regarding the timing of release and promotional support of our films are important in determining the success of feature film. As with most production companies, for our product distributed by others we do not control the manner in which our distributors distribute our television programs or feature films.  Although our distributors have a financial interest in the success of any such feature films, any decision by our distributors not to distribute or promote one of feature films or to promote competitors' feature films to a greater extent than it promotes ours could have a material adverse effect on our business, results of operations or financial condition.

We may not be able to compete with larger sales contract companies, the majority of whom have greater resources and experience than we do.
We are very small and unproven entity as compared to our competitors.  As an independent production company, we will compete with major U.S. and international film studios.  Most of the major U.S. studios are part of large diversified corporate groups with a variety of other operations, including television networks and cable channels, that can provide both the means of distributing their products and stable sources of earnings that may allow them better to offset fluctuations in the financial performance of their motion picture and television operations.  In addition, the major studios have more resources with which to compete for ideas, storylines and scripts created by third parties as well as for actors, directors and other personnel required for production.  This may have a material adverse effect on our business, results of operations and financial condition.
Our lack of diversification may make us vulnerable to oversupplies in the market.
Most of the major U.S. film studios are part of large diversified corporate groups with a variety of other operations, including television networks and cable channels, which can provide both means of distributing their products and stable sources of earnings that offset fluctuations in the financial performance of their motion picture and television operations.  The number of films released by our competitors, particularly the major U.S. film studios, in any given period may create an oversupply of product in the market, and that may reduce our share of gross box-office admissions and make it more difficult for our films to succeed.
Our operating results depend on product costs, public tastes and promotion success.
We expect to generate our future revenue from the development and production of feature films.  Our future revenues will depend upon the timing and the level of market acceptance of our feature films, as well as upon the cost to produce, distribute and promote these feature films.  The revenues derived from the production of a feature film depend primarily on the feature film's acceptance by the public, which cannot be predicted and does not necessarily bear a direct correlation to the production costs incurred.  Our Company currently has no revenue or material market following. The commercial success of a feature film also depends upon promotion and marketing and certain other factors.  Accordingly, our revenues are, and will continue to be, extremely difficult to forecast.
Our business could be adversely impacted if we are unable to protect our intellectual property rights.
Our ability to compete depends, in part, upon successful protection of our intellectual property.  We do not have the financial resources to protect our rights to the same extent as major studios.  We will attempt to protect proprietary and intellectual property rights to our production through available copyright and trademark laws and licensing and distribution arrangements with reputable international companies in specific territories and media for limited durations.  Despite these precautions, existing copyright and trademark laws afford only limited practical protection in certain countries.  As a result, it may be possible for unauthorized third parties to copy and distribute our productions or certain portions or applications of our intended productions, which could have a material adverse effect on our business, results of operations and financial condition.
Litigation may also be necessary in the future to enforce our intellectual property rights, to protect our movie rights, or to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity.  Any such litigation could result in substantial costs and the diversion of resources and could have a material adverse effect on our business, results of operations and financial condition.  We cannot assure you that infringement or invalidity claims will not materially adversely affect our business, results of operations and financial condition. Regardless of the validity or the success of the assertion of these claims, we could incur significant costs and diversion of resources in enforcing our intellectual property rights or in defending against such claims, which could have a material adverse effect on our business, results of operations and financial condition.
If we fail to maintain effective internal controls over financial reporting, we may be subject to litigation and/or costly remediation and the price of our Common Stock may be adversely affected.

Failure to establish the required internal controls or procedures over financial reporting, or any failure of those controls or procedures once established, could adversely impact our public disclosures regarding our business, financial condition or results of operations.  Upon review of the required internal control over financial reporting and disclosure controls and procedures, our management and/or our auditors may identify material weaknesses and/or significant deficiencies that need to be addressed.  Any actual or perceived weaknesses or conditions that need to be addressed in our internal control over financial reporting, disclosure of management's assessment of its internal control over financial reporting or disclosure of our public accounting firm's attestation to or report on management's assessment of our internal control over financial reporting could adversely impact the price of our Common Stock and may lead to claims against us.
Risks Related to Industry
Success depends on external factors in the film industry.
Operating in the film production industry involves a substantial degree of risk. Each motion picture is a unique piece of art that depends on unpredictable audience reaction to determine commercial success. There can be no assurance that our feature films will be favorably received.
Technological advances may reduce demand for films.
The entertainment industry in general, and the motion picture industry in particular, are continuing to undergo significant changes, primarily due to technological developments.  Because of this rapid growth of technology, shifting consumer tastes and the popularity and availability of other forms of entertainment, it is impossible to predict the overall effect these factors will have on the potential revenue from and profitability of feature-length motion pictures.
A decline in the popularity of entertainment, film and leisure activities could adversely impact our business.
Because our operations are affected by general economic conditions and consumer tastes, our future success is unpredictable. The demand for entertainment, film and leisure activities tends to be highly sensitive to consumers' disposable incomes, and thus a decline in general economic conditions could, in turn, have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.
Public tastes are unpredictable and subject to change and may be affected by changes in the country's political and social climate. A change in public tastes could have a material adverse effect on our business, operating results and financial condition and the price of our Common Stock.
A decline in general economic conditions could adversely affect our business.
Our operations are affected by general economic conditions, which generally may affect consumers' disposable income.  The demand for entertainment and leisure activities tends to be highly sensitive to the level of consumers' disposable income.  A decline in general economic conditions could reduce the level of discretionary income that our fans and potential fans have to spend on our live and televised entertainment and consumer products, which could adversely affect our revenues.
Risks Related to Our Common Stock
We are a penny stock and shell company. Investing in our securities is considered a high risk and illiquid investment.
An investment in an early stage company such as ours involves a degree of risk, including the possibility that your entire investment may be lost. There can be no assurance that our business will be successful or profitable.
Because we are a penny stock company and shell company, even if we do fulfill our business goals, our stock may remain illiquid and a trading market may never develop.

Investors will have little control over operations.
Management has complete authority to make decisions regarding day-to-day operations, and may take actions with which investors disagree.  Except for limited voting rights, investors will have no control over management and must rely exclusively upon their decisions.
Insiders have substantial control over us, and they could delay or prevent a change in our corporate control even if our other stockholders wanted it to occur.
Upon completion of the Share Exchange, our executive officers, Danny Chan and Derek Williams, hold approximately 40.5% and 39.2%, respectively, of the voting power of the Company.  These stockholders are able to exercise significant control over all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions.  This could delay or prevent an outside party from acquiring or merging with us even if our other stockholders wanted it to occur.
We cannot assure you that a market will develop for our Common Stock or what the market price of our Common Stock will be.
There is a limited trading market for our Common Stock.  There is no assurance that an active market for our Common Stock will develop as a result of our operation of the Almost Never business even if we are successful.  If a market does not develop or is not sustained, it may be difficult for you to sell your shares of Common Stock at an attractive price or at all.  We cannot predict the prices at which our Common Stock will trade.  It is possible that, in future quarters, our operating results may be below the expectations of securities analysts or investors.  As a result of these and other factors, the price of our Common Stock may decline or may never become liquid.
In the event that we raise additional capital through the issuance of equity securities, or securities exercisable for or convertible into our equity securities, our stockholders could experience substantial dilution.
If we raise additional capital by issuing equity securities or convertible debt securities, our existing stockholders will likely incur immediate and substantial dilution.  Further, any shares so issued may have rights, preferences and privileges superior to the rights, preferences and privileges of our outstanding Common Stock.
Market conditions may adversely affect our Common Stock.
Some of the factors that may materially affect the market price of our Common Stock are beyond our control, such as changes in financial estimates by industry and securities analysts, conditions or trends in the film and entertainment industries, announcements made by our competitors or sales of our Common Stock.  These factors may materially adversely affect the market price of our Common Stock, regardless of our performance.
We will also be effected by market regulation and trends which may make trading in securities such as our, difficult or undesirable. In addition, the public stock markets have experienced extreme price and trading volume volatility.  This volatility has significantly affected the market prices of securities of many companies for reasons frequently unrelated to the operating performance of the specific companies. These broad market fluctuations may adversely affect the market price of our Common Stock.
Our Common Stock is considered a "penny stock" and may be difficult to sell.
The SEC has adopted regulations which generally define a "penny stock" to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions.  The market price of our Common Stock is less than $5.00 per share and, therefore, is a "penny stock" according to SEC rules.  This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities.  These rules may restrict the ability of brokers or dealers to sell our Common Stock and may affect the ability of investors to sell their shares.

Future sales of our Common Stock may depress our stock price.
Sales of a substantial number of shares of our Common Stock in the public market could cause a decrease in the market price of our Common Stock. We may issue additional shares of stock and securities convertible into or exercisable for stock in connection with our business.  If a significant portion of these shares were sold in the public market, the market value of our Common Stock could be adversely affected.
Restrictions on the use of Rule 144 by shell companies could affect the resale of our shares.
We are considered a “shell” company. Historically, the SEC has taken the position that Rule 144 under the Securities Act, as amended, is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies like us, to their promoters or affiliates despite technical compliance with the requirements of Rule 144.  The SEC has codified and expanded this position in its amendments and releases which prohibit the use of Rule 144 for resale of securities issued by shell companies (other than business transaction related shell companies) or issuers that have been at any time previously a shell company.  The SEC has provided an important exception to this prohibition, however, if the following conditions are met:
•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;
•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
•	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and
•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.
As such, due to the fact that we are a shell company, holders of "restricted securities" within the meaning of Rule 144 (e.g. the former Almost Never Shareholders) will be subject to the conditions set forth herein. Therefore, sales under Rule 144 are prohibited for at least one year until we file current Form 10 type information.
Our stock may be traded infrequently and in low volumes, so sales of our Common Stock at or near the quoted bid prices may not be possible.
Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTC Markets, or on another over-the-counter quotation system, or in the "pink sheets." In those venues, however, the shares of our Common Stock may trade infrequently and in low volumes, meaning that the number of persons interested in purchasing our common shares at or near bid prices at any given time may be relatively small or non-existent. An investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock or to sell his or her shares at or near bid prices or at all. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of our Common Stock. This would also make it more difficult for us to raise capital.

We may not be able to attract the attention of major brokerage firms, which could have a material adverse impact on the market value of our Common Stock.
Security analysts of major brokerage firms may not provide coverage of our Common Stock since there is no incentive to brokerage firms to recommend the purchase of our Common Stock. The absence of such coverage limits the likelihood that an active market will develop for our Common Stock. It will also likely make it more difficult to attract new investors at times when we require additional capital.
If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our Common Stock.
The trading market for our Common Stock will depend on the research and reports that securities analysts publish about our business and the Company.  It is often more difficult to obtain analyst coverage for companies whose securities are traded on the OTC Markets.  We do not have any control over securities analysts.  There is no guarantee that securities analysts will cover our Common Stock.  If securities analysts do not cover our Common Stock, the lack of research coverage may adversely affect its market price.  If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline.  If one or more of these analysts cease to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.
We will incur ongoing costs and expenses for SEC reporting and compliance, without revenue we may not be able to remain in compliance, making it difficult for investors to sell their shares, if at all.
In order for us to remain in compliance with the rules of the OTC Markets, we will require future revenues to cover the cost of filings with the SEC, which could comprise a substantial portion of our available cash resources.  If we are unable to generate sufficient revenues to remain in compliance it may be difficult for you to resell any shares you may purchase, if at all.
We do not anticipate paying dividends on our Common Stock, and investors may lose the entire amount of their investment.
To date, cash dividends have not been declared or paid on our Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares of Common Stock, subject to the limitation outlined herein. If we do not pay dividends, our Common Stock may be less valuable because a return on your investment will only occur if our stock price appreciates. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.
The risks above do not necessarily comprise all of those associated with an investment in the Company.
This Report contains forward looking statements that involve unknown risks, uncertainties and other factors that may cause the actual results, financial condition, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. Factors that might cause such a difference include, but are not limited to, those set out above in the Risk Factors commencing on page 12 above, as well as elsewhere in this Report.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following management's discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in the exhibits to this Report. The management's discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under "Risk Factors" commencing on page 17 above, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company's actual results and plans could differ materially from those anticipated in these forward-looking statements as a result of several factors, some of which cannot be anticipated or predicted. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Report.
As a result of the Share Exchange and the change in business and operations of the Company, a discussion of the past financial results of the Company is not pertinent, and under applicable accounting principles the historical financial results of Almost Never, the accounting acquirer, prior to the Share Exchange are considered the historical financial results of the Company.
Upon the completion of the Share Exchange, Almost Never became a wholly-owned subsidiary of the Company. All references to "Almost Never" shall mean and refer to Almost Never prior to the Share Exchange and to the Company as well as to the business of Almost Never (constituting our only business) after the Share Exchange as required by the context.
The following discussion highlights Almost Never's results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Almost Never's audited and unaudited financial statements supplied as exhibits to this Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read the discussion and analysis together with such financial statements and the related notes thereto.
Basis of Presentation
The audited financial statements of Almost Never from July 8, 2015 to October 31, 2015, including a summary of our significant accounting policies and notes thereto, should be read in conjunction with the discussion below.  In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited financial statements.  All such adjustments are of a normal recurring nature.
Overview
Upon the consummation of the transactions contemplated by the Exchange Agreement, on January 15, 2016, we issued 1,000,000 shares of our Series A Convertible Preferred Stock to the Almost Never Shareholders in exchange for all 100,000,000 shares of issued and outstanding common stock of Almost Never. As a result of the Exchange Agreement, Almost Never became our wholly-owned subsidiary, and the two Almost Never Shareholders have voting power equal to approximately 80% of the voting power of the Company.
Almost Never Films Inc. was founded as an Indiana corporation in July 2015. Activities since inception, through October 31, 2015, were devoted primarily to business development that included meetings with producers, actors, directors and screenwriters in the film industry to explore various partnerships and other collaborations.  Development consists of meeting with screenwriters, producers, directors, talent agencies, and other motion picture industry executives.

As part of Share Exchange, Doug Samuelson, our sole officer, resigned from all his positions with the Company and Danny Chan was elected as our Chief Executive Officer, Chief Financial Officer and a director on our Board, and Derek Williams was elected as our Chief Operating Officer. Mr. Chan and Mr. Williams held the same executive office positions at Almost Never prior to the Share Exchange. Effectively ten (10) days after the filing and distribution of an Information Statement on Schedule 14f-1, Mr. Williams will become a director on our Board and Doug Samuelson, a current director, will resign.
Results of Operations
Fiscal period July 8, 2015 to October 31, 2015
Revenues
During July 8, 2015 through October 31, 2015, the Company generated no revenues.
Operating Expenses
During July 8, 2015 through October 31, 2015, the Company incurred operating expenses of $1,090, all of which were general and administrative expenses.
Income Taxes
The Company provides for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities, and the tax rates in effect when these differences are expected to reverse.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.
The provision for income taxes differs from the amounts which would be provided by applying the statutory federal and state income tax rate of 21.5% to the net loss before provision for income taxes for the full valuation allowance, resulting in income tax expense of $0 for the period July 8, 2015 to October 31, 2015.  As of October 31, 2015, the Company did not have any deferred tax assets and liabilities.
Financial Condition, Liquidity and Capital Resources
Since our inception, we devoted substantially all of our efforts to the development of motion picture projects that consisted of meeting with screenwriters, producers, directors, talent agencies, and other motion picture industry executives. We have not, as of the date of this Report, generated any revenues from our planned principal operations.
Cash and Working Capital
Working Capital
October 31, 2015
Current Assets	$8,910
Current Liabilities	-
Working Capital	$8,910

Cash Flows
July 8, 2015 through October 31, 2015
Net cash provided by operating activities	$(1,090)
Net cash used in investing activities	-
Net cash provided by financing activities	10,000
Net increase in cash	$8,910
During July 8, 2015 through October 31, 2015, the Company generated no cash from operations and received $10,000 cash by the way of issuance of common stock. The Company neither generated funds, nor used funds, in investing activities during July 8, 2015 through October 31, 2015.
Going Concern
The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. The Company has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time. These conditions raise substantial doubt as to our ability to continue as a going concern.
Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses. The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management's efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.
Sources of Liquidity
Since inception, we satisfied our operating cash requirements from investment from our founders Danny Chan and Derek Williams.
We anticipate we will rely on equity sales of our common shares in order to continue to fund our business operations.  Issuances of additional shares will result in dilution to our existing shareholders.  There is no assurance that we will achieve any of additional sales of our equity securities or arrange for debt or other financing to fund our exploration and development activities.
Off-Balance Sheet Arrangements
We have no "off-balance sheet arrangements" (as that term is defined in Item 303(a)(4)(ii) of Regulation S-K).
Critical Accounting Policies, Estimates, and Judgments
Our financial statements are prepared in accordance with accounting principles that are generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. We continually evaluate our estimates and judgments, our commitments to strategic alliance partners and the timing of the achievement of collaboration milestones. We base our estimates and judgments on historical experience and other factors that we believe to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known. Besides the estimates identified above that are considered critical, we make many other accounting estimates in preparing our financial statements and related disclosures. All estimates, whether or not deemed critical, affect reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. These estimates and judgments are also based on historical experience and other factors that are believed to be reasonable under the circumstances. Materially different results can occur as circumstances change and additional information becomes known, even for estimates and judgments that are not deemed critical.
Quantitative and Qualitative Disclosures About Market Risk
Not applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  In accordance with SEC rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our Common Stock indicated as beneficially owned by them.
Beneficial Ownership of Our Common Stock
Pre-Share Exchange
The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of January 14, 2016, prior to the Share Exchange, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.
Unless otherwise indicated in the following table, the address for each person named in the table is c/o Almost Never Films Inc., 13636 Ventura Blvd #475, Sherman Oaks, CA 91423.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class(1)
5% Stockholders
Danny Chan	Common Stock	1,706,084	6.2%
Fox Chase PO Box 233, Redondo Beach, CA 90277	Common Stock	1,666,667	6.0%
Named Executive Officers and Directors
William Sigler(2), Former Director and Officer 1765 Oak Street, Torrance, CA 90501	Common Stock	3,418,999	12.4%
Christopher Jenks, Former Officer 1211 8th St. Manhattan Beach, CA 90266	Common Stock	1,458,334	5.3%
Doug Samuelson, Interim Chief Executive Officer and Chief Financial Officer, and Director 6025 Macadam Ct., Agoura Hills, CA	Common Stock	2,558,334	9.3%
All directors and officers as a group (1 person)	Common Stock	2,558,334	9.3%

(1) Percentages are based upon 27,621,237 shares of our Common Stock issued and outstanding as of January 14, 2016.

(2) As of July 27, 2015, William Sigler resigned as a director of the Company. In connection therewith, Mr. Sigler also agreed to sell all his shares of Common Stock in the Company for an aggregate purchase price of $90,000; however, Mr. Sigler has no further obligation to sell his shares and is free to sell or transfer his shares as he desires. In September 2015, Mr. Sigler sold 1,706,084 shares of Common Stock to Danny Chan for an aggregate purchase price of $22,500.

Post-Share Exchange
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of January 15, 2016, immediately after the closing of the Share Exchange and the issuance of 1,000,000 shares of our Series A Convertible Preferred Stock (which are convertible to 100,000,000 shares of Common Stock held by the Almost Never Shareholders), by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse.  To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.
Unless otherwise indicated in the following table, the address for each person named in the table is c/o Almost Never Films Inc., 13636 Ventura Blvd #475, Sherman Oaks, CA 91423.
The following table indicates the percentage of the class including the Series A Convertible Preferred Stock owned by Messrs. Chan and Williams.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class(1)
5% Stockholder
Fox Chase PO Box 233, Redondo Beach, CA 90277	Common Stock	1,666,667	6.0%
Named Executive Officers and Directors
Danny Chan, Chief Executive Officer, Chief Financial Officer and Director	Common Stock	51,706,084(2)	66.6	%(2)
Derek Williams, Chief Operating Officer	Common Stock	50,000,000(3)	64.4	%(3)
Doug Samuelson, Director and Former Officer 6025 Macadam Ct., Agoura Hills, CA	Common Stock	2,558,334	9.3%
William Sigler(4), Former Officer 1765 Oak Street, Torrance, CA 90501	Common Stock	3,418,999	12.4%
Christopher Jenks, Former Officer 1211 8th St. Manhattan Beach, CA 90266	Common Stock	1,458,334	5.3%
All directors and officers as a group (3 persons)	Common Stock	104,264,418	81.7%

(1) Percentages are based upon 27,621,237 shares of our Common Stock and the Series A Convertible Preferred Stock issued and outstanding.

(2) The shares of Common Stock indicated as beneficially owned by Danny Chan include 50,000,000 shares of Common Stock issuable upon the conversion of 500,000 shares of Series A Convertible Preferred Stock.

(3) The shares of Common Stock indicated as beneficially owned by Derek Williams include 50,000,000 shares of Common Stock issuable upon the conversion of 500,000 shares of Series A Convertible Preferred Stock.

(4) As of July 27, 2015, William Sigler resigned as a director of the Company. In connection therewith, Mr. Sigler also agreed to sell all his shares of Common Stock in the Company for an aggregate purchase price of $90,000; however, Mr. Sigler has no further obligation to sell his shares and is free to sell or transfer his shares as he desires. In September 2015, Mr. Sigler sold 1,706,084 shares of Common Stock to Danny Chan for an aggregate purchase price of $22,500.

Beneficial Ownership of Our Series A Convertible Preferred Stock

The following table sets forth certain information regarding beneficial ownership of our Series A Convertible Preferred Stock as of January 15, 2016, immediately following the closing of the Share Exchange, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Series A Convertible Preferred Stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  Each share of Series A Convertible Preferred Stock is entitled to vote on all matters submitted to the Company’s stockholders and are entitled to such number of votes as is equal to the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock are convertible. Each share of Series A Convertible Preferred Stock is currently convertible into 100 shares of Common Stock. Unless otherwise indicated, the persons named in the table below had sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.
Unless otherwise indicated in the following table, the address for each person named in the table is c/o Almost Never Films Inc., 13636 Ventura Blvd #475, Sherman Oaks, CA 91423.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Owner	Percent of Class(1)

Named Executive Officers and Directors
Danny Chan(1), Chief Executive Officer, Chief Financial Officer and Director	Series A Convertible Preferred Stock	500,000	50.0%
Derek Williams(2), Chief Operating Officer	Series A Convertible Preferred Stock	500,000	50.0%
All directors and officers as a group (2 persons)	Series A Convertible Preferred Stock	1,000,000	100.0%

(1) Percentages are based on 100,000,000 shares of our Series A Convertible Preferred Stock issued and outstanding immediately after the closing of the Share Exchange on January 15, 2016.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
Directors and Executive Officers
Effective as of the consummation of the transactions contemplated by the Exchange Agreement, Doug Samuelson resigned as our Interim Chief Executive Officer and Chief Financial Officer. Danny Chan became our Chief Executive Officer and Chief Financial Officer and a director of the Company. Derek Williams became our Chief Operating Officer. Ten (10) days after the filing and the distribution of a Schedule 14f-1 Information Statement, Mr. Williams will become a director of the Board and Mr. Samuelson will resign as a director.
Below are the names of and certain information regarding the Company's current executive officers and directors who were appointed effective as of the closing of the Share Exchange:
Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Danny Chan	38	Chief Executive Officer, Chief Financial Officer and Director	January 15, 2016
Derek Williams	34	Chief Operating Officer	January 15, 2016
Doug Samuelson	56	Director	July 15, 2015
The principal occupation and business experience during the past five years for our executive officers and directors are as follows:
Danny Chan, 38, Chief Executive Officer, Chief Financial Officer, Director.  Danny Chan joined us as Chief Executive Officer, Chief Financial Officer and a director of our Board on January 15, 2016. Since October of 2012 to Present, Mr. Chan serves as a managing director of Iconic Private Equity Partners. From July of 2010 to September of 2012 Mr. Chan served as managing director of Raider Capital Corporation. Mr. Chan earned a bachelor's degree in finance from Indiana University.
Derek Williams, 34, Chief Operating Officer. Derek Williams joined us as Chief Operating Officer on January 15, 2016. Since February 2013 to present, Mr. Williams has been a private investor managing his family estate while also creating fine art for his private clientele
Mr. Williams has over thirteen years of experience working on visual effects in Hollywood.  While attending university he began his film career working on Looney Toons Back in Action and A Cinderella Story. From May of 2012 to January of 2013, Mr. Williams held a position with GS Entertainment working on visual effects.  From December of 2011 to May of 2012, Mr. Williams held a position at leading visual effects company Pixel Magic.  He was responsible for coordinating a multinational 3D conversion team with offices in Los Angeles, Lafayette Louisiana, and India. Films Mr. Williams has worked on for both visual effects and 3D conversion include movies such as Harry Potter Deathly Hollows Part I and II, Jonah Hex, Chronicles of Narnia: The Voyage of The Dawn Treader, The Help, Fright Night, The Twilight Saga: Breaking Dawn Part I, Ghost Rider Spirit of Vengeance, Men In Black 3, The Conjuring, Gangster Squad, Beautiful Creatures, Looper, After Earth, Secretariat and Thunderstruck.
Mr. Williams is a graduate of Occidental College.
Doug Samuelson, 56, Director. Doug Samuelson has his CPA license in California and has over 10 years of experience working for public accounting firms and over 10 years of experience as a CFO, Director and Controller of both private and publicly traded companies. Most recently, Doug was the CFO for two years at Medacta USA, an orthopedic distributor located in Camarillo, California. Before that, he had his own consulting practice, working as a contract CFO and assisting public companies with their Sarbanes-Oxley (SOX) compliance. From 2005 to 2010, he worked for JH Cohn LLP in their audit and consulting groups in Woodland Hills, California, primarily working with publicly traded companies with their SOX compliance, but also providing technical accounting and financial reporting guidance to those companies. He also managed audits for privately held companies. From 2002 to 2005, he worked for the RAND Corporation in Los Angeles, California, as a Director of Accounting. From 1998 to 2002, he worked for Spirent Communications as their Director of Accounting in Calabasas, California. From 1992 to 1998, he worked for Arthur Andersen LLP in their audit practice in Los Angeles, California.

Doug has his Bachelor of Science degree in Accounting from the University of Utah and his Master of Science degree in Computer Science from the California State University, Northridge.
Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.
A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.
Other Key Personnel
We have no significant employees other than the officers and directors described above.
Family Relationships
There are no family relationships among our directors or executive officers.
Involvement in Certain Legal Proceedings
Except for Mr. Derek William’s conviction of a “wet reckless” on September 26, 2011, a misdemeanor offense involving reckless driving under California Vehicle Code Section 23103, no executive officer or director of ours has been involved in the last ten years in any of the following:
•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.
Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires our directors, executive officers and greater than ten percent beneficial owners of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers and greater than ten percent stockholders are required by the rules and regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of these reports furnished to us and written representations from such directors, executive officers and stockholders with respect to the period from June 30, 2014, through June 30, 2015, we are not aware of any required Section 16(a) reports that were not filed on a timely basis.
Board Committees
The Board currently does not have any committees. Until further determination by the Board, the full Board will undertake the duties of the audit committee, compensation committee and nominating committee.
Code of Ethics
The Company currently has not adopted a written code of ethics. We intend to implement a comprehensive corporate governance program, including adopting a Code of Ethics.
Director Independence
We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board be "independent" and, as a result, we are not at this time required to have our Board comprised of a majority of "Independent Directors."

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation of our executive officers, directors and President during the fiscal years ended June 30, 2015 and 2014. No other officers or directors received annual compensation in excess of $100,000 during the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($)	Total ($)
William Sigler,	2015	32,900	-	-	-	-	-	-	32,900
Director and former CEO (1)	2014	100,000	-	-	-	-	-	-	100,000
Doug Samuelson,	2015	64,500	-	37,500	-	-	-	-	102,000
Interim CEO and CFO (2)	2014	23,500	-	10,500	-	-	-	-	34,000
Christopher Jenks (3)	2015	-	25,000	9,731	-	-	-	-	34,731
	2014	-	-	-	-	-	-	-	-
Tom Mercer,	2015	52,500	-	-	-	-	-	-	52,500
President and Director (4)	2014	37,500	-	20,000	-	-	-	-	57,500
Charles A. Lesser,	2015	-	-	-	-	-	-	-	-
former CFO (5)	2014	40,000	-	80,000	-	-	-	-	120,000
Ray Valdez,	2015	-	-	-	-	-	-	-	-
former CIO (6)	2014	-	-	40,000	-	-	-	-	40,000

(1)
William Sigler was appointed as our Chief Executive Officer and a director in April 2012. During FY 2015 and FY 2014, Mr. Sigler accrued a salary of $32,000 and $100,000, respectively. Mr. Sigler resigned as our Chief Executive Officer on September 22, 2014. Mr. Sigler resigned as our Corporate Secretary on November 12, 2014. Mr. Sigler resigned as a director of the Company on July 27, 2015.

(2)
Doug Samuelson was appointed as our Interim Chief Executive Officer on February 16, 2015 and Chief Financial Officer on April 1, 2014. Mr. Samuelson was appointed Chairman of the Board on June 5, 2015. During FY 2015 and FY 2014, Mr. Samuelson accrued a salary of $64,500 and $23,500, respectively. Mr. Samuelson also earned stock awards of $37,500 and $10,500 during FY 2015 and FY 2014, respectively. Effective upon the closing date of the Share Exchange transaction on January 15, 2016, Mr. Samuelson resigned as our Interim Chief Executive Officer and Chief Financial Officer.

(3)
Christopher Jenks was appointed Chairman of the Board on October 15, 2014, and our interim Chief Executive Officer on November 12, 2014. Mr. Jenks resigned as our interim Chief Executive Officer and President on February 13, 2015. Mr. Jenks resigned as a Chairman of our Board on June 5, 2015.

(4)	Tom Mercer was appointed President and Director in February 2014. During FY 2015 and FY 2014, Mr. Mercer accrued a salary of $52,500 and $37,500, respectively. Mr. Mercer also earned stock awards of $20,000 during FY 2014. Mr. Mercer resigned as our President and a director on January 9, 2015.
(5)	Charles A. Lesser was appointed as our CFO in December 2012. During FY 2014, Mr. Lesser accrued a salary of $40,000 and earned stock awards of $80,000.
(6)	Ramon Valdez was CFO and subsequently Chief Information Officer for the Company. Mr. Valdez resigned his position during FY 2014. Mr. Valdez received stock awards of $40,000 in FY 2014.
Stock-Based Compensation
The Company periodically issues Common Stock to employees for services. The Company accounts for stock payments to employees by measuring the cost of services received in exchange for equity on the grant date fair value of the awards, with the cost recognized as compensation expense in the Company’s financial statements over the vesting period of the awards.

Director Compensation
Chris Jenks received stock awards in the amount of $9,731 for his services on the Board during the fiscal year ended June 30, 2015.
We have no plans in place and have never maintained any plans that provide for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred exchange plans and nonqualified deferred exchange plans. Similarly, we have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers or any other persons following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of us or a change in a named executive officer's responsibilities following a change in control.
We have no contracts, agreements, plans or arrangements, whether written or unwritten, that provide for payments to the named executive officers listed above.
Employment Agreement
We have no employment agreements with any of our officers, and have not issued any incentive or other stock options, profit sharing or similar benefits.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000.00 or one percent (1%) of the average of the Company's total assets as of the end of last two completed fiscal years.  A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.
On January 15, 2016, the Company, Almost Never, and the Almost Never Shareholders, Danny Chan and Derek Williams, entered into the Exchange Agreement. The two Almost Never Shareholders were each issued 500,000 shares of Series A Convertible Preferred Stock of the Company. Each holder may convert such shares of Series A Convertible Preferred Stock of the Company into fully paid, non-assessable shares of Common Stock of the Company at a conversion rate calculated by multiplying the number of shares of Series A Convertible Preferred Stock of the Company to be converted by 100.
As of September 30, 2015 and June 30, 2015, the Company owed an officer of the Company $100,000 and $88,000, respectively, relating to unpaid compensation. As of September 30, 2015 and June 30, 2015, the Company also owed $25,000 of compensation to a former officer and director of the Company. On October 31, 2015, the amounts due to these related parties totaling $125,000 on that date was converted into 3,125,000 shares of the Company’s Common Stock.
On July 27, 2015, the Company entered into an Asset Purchase Agreement with Williams Sigler, the former Chief Executive Officer of the Company, to sell him the remaining assets of the Company. The purchase price of the assets sold was $132,900, which was paid by the cancellation of indebtedness owed by the Company to Mr. Sigler. The Company and Mr. Sigler also executed and delivered mutual release agreements that released each party from any and all claims, liabilities and indebtedness owed to the other. As of that date, Mr. Sigler also resigned as a director of the Company.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the Financial Industry Regulatory Authority’s OTC Bulletin Board under the symbol “SMAK”.
The high and low bid prices of our Common Stock for the previous two fiscal years are as follows:
Quarter Ended	High	Low
December 31, 2015	$0.07	$0.03
September 30, 2015	$0.02	$0.02
June 30, 2015	$0.03	$0.03
March 31, 2015	$0.07	$0.07
December 31, 2014	$0.23	$0.19
September 30, 2014	$0.11	$0.11
June 30, 2014	$0.10	$0.08
March 31, 2014	$0.19	$0.18
December 31, 2013	$0.03	$0.03
September 30, 2013	$0.09	$0.09
Transfer Agent
Our transfer agent for our Common Stock is Empire Stock Transfer, Inc. They are located at 1859 Whitney Mesa Drive, Henderson NV 89014. Tel: 702 818-5898; Fax: 702 974-1444.
Holders
As of January 15, 2016, we have 27,621,237 shares of Common Stock outstanding held by 78 stockholders of record, and 1,000,000 shares of Series A Convertible Preferred Stock outstanding held by stockholders.
Dividend Policy
We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Our directors will determine if and when dividends should be declared and paid in the future based on our financial position at the relevant time. All shares of our Common Stock are entitled to an equal share of any dividends declared and paid.
Securities Authorized for Issuance under Equity Compensation Plans
Not applicable.

DESCRIPTION OF SECURITIES

Authorized Capital Stock
We currently have authorized 75,000,000 shares of capital stock, consisting of (i) 70,000,000 shares of Common Stock, and (ii) 5,000,000 shares of Preferred Stock.
Prior to the Share Exchange, we had 27,621,237 shares of Common Stock outstanding and no shares of preferred stock outstanding. After the Share Exchange, we have 27,621,237 shares of Common Stock outstanding and 1,000,000 shares of Series A Convertible Preferred Stock outstanding.
Common Stock
Our Common Stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our Common Stock will possess all voting power.  Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our Common Stock that are present in person or represented by proxy.  Holders of our Common Stock representing fifty-one percent (51%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders.  A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.  Our by-laws do not provide for cumulative voting in the election of directors.
Holders of our Common Stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our Common Stock.
Preferred Stock
Shares of preferred stock may be issued from time to time in one or more series, each of which will have such distinctive designation or title as shall be determined by our Board prior to the issuance of any shares thereof.  Preferred Stock will have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board prior to the issuance of any shares thereof.  The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of our capital stock entitled to vote generally in the election of the directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.
The issuance of such preferred stock could adversely affect the rights of the holders of Common Stock and, therefore, reduce the value of the Common Stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the Common Stock until the Board determines the specific rights of the holders of the preferred stock; however, these effects may include:
•	Restricting dividends on the Common Stock;
•	Diluting the voting power of the Common Stock;
•	Impairing the liquidation rights of the Common Stock; or
•	Delaying or preventing a change in control of the Company without further action by the stockholders.

Series A Convertible Preferred Stock
The certificate of designation for the Series A Convertible Preferred Stock authorizes 1,000,000 shares of Series A Convertible Preferred Stock, all of which are outstanding as of January 15, 2016. There are no sinking fund provisions applicable to our Series A Preferred Stock. All outstanding Series A Preferred Stock are fully paid and non-assessable.
At any time on or after the issuance of the Series A Convertible Preferred Stock, each holder of Series A Convertible Preferred Stock may convert such shares of Series A Convertible Preferred Stock into fully paid, non-assessable shares of our Common Stock at a conversion rate calculated by multiplying the number of shares of Series A Convertible Preferred Stock to be converted by one hundred (100). Holders of the Series A Convertible Preferred Stock shall vote on an “as converted” basis, together with the Common Stock, as a single class, in connection with any proposal submitted to the Company’s stockholders. The issuance of certificates for shares of the Company’s Common Stock upon the conversion of shares of Series A Convertible Preferred Stock will be made without charge to the converting holders for such certificates and without any tax in respect of the issuance of such certificates.
So long as any shares of Series A Convertible Preferred Stock are outstanding, the Company will not, without first obtaining the approval by vote or written consent of all the holders of then outstanding shares of Series A Convertible Preferred Stock, voting as a separate class:
•	Amendment of any Articles of Incorporation, certificate of designation or by-laws or other constitutional documents of the Company that adversely affect the Series A Convertible Preferred Stock;
•	Issuance of any securities and reclassification of any outstanding securities of the Company;
•	Any merger or consolidation of the Company with one or more other corporations in which the shareholders of the Company immediately after such merger or consolidation hold stock representing less than a majority of the voting power of the outstanding stock of the surviving company;
•	The liquidation or dissolution of the Company and any termination or material modification of the Company’s subsidiaries;
•	Acquisitions, divestments or disposals where the aggregate consideration, in one transaction or a series of related transactions, exceeds $1,000,000;
•	Any material change to the nature of the business and strategic direction of the Company;
•	Incurrence of any capital expenditures for any project which exceeds $1,000,000;
•	Incurrence of any new indebtedness which exceeds $1,000,000;
•	Entering any new related-party transactions or a series of related-party transactions within any 12-month period, contracts and arrangements which exceed $1,000,000 in consideration; and
•	Any payments outside the ordinary course of business and any payment of dividends.

Share Purchase Warrants
We have not issued and do not have outstanding any warrants to purchase shares of our Common Stock.
Options
We have not issued and do not have outstanding any options to purchase shares of our Common Stock.
Registration Rights
The Company does not have any registration rights outstanding.
LEGAL PROCEEDINGS
From time to time, we may become involved in various lawsuits and legal proceedings or intellectual property infringement claims which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.
We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.
INDEMNIFICATION OF DIRECTORS AND OFFICERS
Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.  Under the Nevada Revised Statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's Articles of Incorporation. Our Articles of Incorporation do not specifically limit our directors' immunity. Excepted from that immunity are: (a) a willful failure to deal fairly with the company or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (c) a transaction from which the director derived an improper personal profit; and (d) willful misconduct.
Our Articles and bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding, or part thereof, initiated by such person unless such indemnification: (a) is expressly required to be made by law, (b) the proceeding was authorized by our board of directors, (c) is provided by us, in our sole discretion, pursuant to the powers vested in us under Nevada law or (d) is required to be made pursuant to the bylaws.
Our Articles and bylaws also provide that we may indemnify a director or former director of subsidiary corporation and we may indemnify our officers, employees or agents, or the officers, employees or agents of a subsidiary corporation and the heirs and personal representatives of any such person, against all expenses incurred by the person relating to a judgment, criminal charge, administrative action or other proceeding to which he or she is a party by reason of being or having been one of our directors, officers or employees.
Our directors cause us to purchase and maintain insurance for the benefit of a person who is or was serving as our director, officer, employee or agent, or as a director, officer, employee or agent or our subsidiaries, and his or her heirs or personal representatives against a liability incurred by him as a director, officer, employee or agent.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and control persons pursuant to the foregoing provisions or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, and is, therefore, unenforceable.

Item 3.02     Unregistered Sales of Equity Securities.
As of September 30, 2015 and June 30, 2015, the Company owed an officer of the Company $100,000 and $88,000, respectively, relating to unpaid compensation. As of September 30, 2015 and June 30, 2015, the Company also owed $25,000 of compensation to a former officer and director of the Company. On October 31, 2015, the amounts due to these related parties totaling $125,000 on that date was converted into 3,125,000 shares of the Company’s Common Stock. The foregoing issuances were deemed to be exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering.
Pursuant to the terms of the Exchange Agreement, we issued an aggregate of 1,000,000 shares of our Series A Convertible Preferred Stock to the two Almost Never Shareholders. These transactions were deemed to be exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering. Reference is also made to the information set forth in Item 2.01 "Completion of Acquisition or Disposition of Assets—The Share Exchange and Related Actions—The Share Exchange" above which provides additional information and details relating to foregoing issuances and is incorporated into this item by reference.
Item 3.03     Material Modification to Rights of Security Holders.
The information set forth in Item 2.01 "Completion of Acquisition or Disposition of Assets—The Share Exchange and Related Acts—The Share Exchange" above is incorporated into this item by reference.
Item 5.01     Changes in Control of Registrant.
Because each holder of our Series A Convertible Preferred Stock is entitled to vote on an “as converted” basis, together with our Common Stock, as a single class, in connection with any proposal submitted to our stockholders, the Almost Never Shareholders as a group hold approximately 80% of the voting control of the Company as a result of the Share Exchange transaction. The Company also agreed not to take certain actions without first obtaining the approval of all the holders of then outstanding shares of Series A Convertible Preferred Stock.  Reference is made to the information set forth in Item 2.01 "Completion of Acquisition or Disposition of Assets—The Share Exchange and Related Actions—The Share Exchange" above which provides additional information and details relating to this issuance and is incorporated into this item by reference.
Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
The information set forth in Item 2.01 "Completion of Acquisition or Disposition of Assets—The Share Exchange and Related Acts—Departure and Appointment of Directors and Officers" and Item 2.01 "Completion of Acquisition or Disposition of Assets—Directors, Executive Officers, Promoters and Control Persons" above are incorporated into this item by reference.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 2.01 "Completion of Acquisition or Disposition of Assets—The Share Exchange and Related Actions—The Share Exchange" above is incorporated into this item by reference.

Item 9.01    Financial Statements and Exhibits.

ALMOST NEVER FILMS INC.
Financial Statements
For the Period July 8, 2015 to October 31, 2015

ALMOST NEVER FILMS INC.

Report of Independent Registered Public Accounting Firm

To the Management and Stockholders of
ALMOST NEVER FILMS INC.
Fishers, Indiana

We have audited the accompanying balance sheet of ALMOST NEVER FILMS INC., as of October 31, 2015, and the related statements of operations, changes in stockholders’ equity and cash flows for the period July 8, 2015 to October 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Almost Never Films Inc. at October 31, 2015, and the results of its operations and its cash flows for the period July 8, 2015 to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note C to the financial statements, the Company had no operating income over the period July 8, 2015 to October 31, 2015, no executed financing arrangements to fund start-up as of October 31, 2015, and is entering a risky industry.  These considerations raise substantial doubt about its ability to continue as a going concern.  Management's plans concerning these matters are also described in Note C.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Indianapolis, Indiana
December 28, 2015

 3925 River Crossing Pkwy, Suite 300 | Indianapolis, IN 46240 | 317.472.2200/800.469.7206 | somersetcpas.com

ALMOST NEVER FILMS INC.
Balance Sheet

October 31,
2015
Assets
Current Assets
Cash and cash equivalents	8,910

Total Current Assets	8,910

Total Assets	$8,910

Liabilities and Stockholders’ Equity
Total Liabilities	$-

Commitments and Contingencies (Note F)

Stockholders' Equity
Common stock, 100,000,000 shares issued and outstanding at October 31, 2015	10,000
Accumulated deficit	(1,090)

Total Stockholders' Equity	8,910

Total Liabilities and Stockholders’ Equity	$8,910

See accompanying notes.

ALMOST NEVER FILMS INC.
Statement of Operations

July 8, 2015 to
October 31, 2015

Revenues	$-

Operating Expenses
General and administrative	1,090

Total Operating Expenses	1,090

Loss from Operations	(1,090)

Net Loss	$(1,090)

Net Loss Per Share: Basic and Diluted	$(0.00)

Weighted Average Number of Shares Outstanding:
Basic and Diluted	100,000,000

See accompanying notes.

ALMOST NEVER FILMS INC.
Statement of Changes in Stockholders’ Equity
For the Period July 8, 2015 to October 31, 2015

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance, July 8, 2015	-	$-	$-	$-

Common stock issued for cash at $0.0001 per share	100,000,000	10,000	-	10,000
Net loss for the period	-	-	(1,090)	(1,090)
Balance, October 31, 2015	100,000,000	$10,000	$(1,090)	$8,910

See accompanying notes.

ALMOST NEVER FILMS INC.
Statement of Cash Flows

July 8, 2015 to
October 31, 2015

Cash Flows from Operating Activities
Net loss	$(1,090)
Adjustments to reconcile net loss to net cash used in operating activities	-
Changes in operating assets and liabilities	-

Net cash used in operating activities	(1,090)

Cash Flows from Investing Activities

Net cash used in investing activities	-

Cash Flows from Financing Activities
Proceed from issuance of common stock	10,000

Net cash provided by Financing Activities	10,000

Net cash increase for period	8,910
Cash at beginning of period	-
Cash at end of period	$8,910

See accompanying notes.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015
Note A - Organization and Description of Business:

Almost Never Films Inc. (the “Company”) is an Indiana corporation incorporated on July 8, 2015.  It is based in Fishers, Indiana.  The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America, and the Company’s fiscal year end is December 31.

Almost Never Films Inc., intends to develop and operate an independent film production company focused in various aspects of the motion picture entertainment industry, including development, production, and production services.  The Company’s activities have been limited to its formation and the raising of equity capital.

The Company's activities are subject to significant risks and uncertainties; including failing to secure additional funding to operationalize the Company's film production activities.

Note B - Summary of Significant Accounting Policies:

Basis of Presentation

The financial statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).  The financial statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States of America, and expressed in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period.  Actual results could differ from these good faith estimates and judgments.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and, in the opinion of management, are subject to an insignificant risk of loss in value.  The Company had $8,910 in cash and cash equivalents as of October 31, 2015.

Net Loss Per Share of Common Stock

The Company has adopted ASC Topic 260, “Earnings per Share” (“EPS”), which requires presentation of basic EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation.  In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):

Net Loss Per Share of Common Stock (Continued)

The following table sets forth the computation of basic earnings per share, from July 8, 2015 to October 31, 2015:

July 8, 2015 to
October 31, 2015
Net loss	$(1,090)

Weighted average common shares issued and outstanding (Basic and Diluted)	100,000,000

Net loss per share, Basic and Diluted	$(0.00)

The Company has no potentially dilutive securities, such as options or warrants, currently issued and outstanding.

General and Administrative Expenses

General and administrative expenses consist of business development, professional fees, and other general and administrative overhead costs.  Expenses are recognized when incurred.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents.  The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):

Financial Instruments

The Company follows ASC 820, “Fair Value Measurements and Disclosures,” which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  The three levels of the fair value hierarchy are described below:

Level 1	applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2	applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3	applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of October 31, 2015.  The carrying values of our financial instruments, including cash and cash equivalents, approximate their fair values due to the short-term maturities of these financial instruments.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes.  Deferred taxes are recognized for the differences between the basis of assets and liabilities for financial statement and income tax purposes.  Those differences relate to the carryforward of the net operating loss for the period ended October 31, 2015.  The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for any operating loss carryforwards, charitable contribution carryforwards, and tax credit carryforwards that are available to offset future income taxes.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):
Income Taxes (Continued)

Accounting principles generally accepted in the United States of America require the Company’s management to evaluate tax positions taken by the Company and recognize a tax liability (or asset) if the Company has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS.  The Company’s management has analyzed the tax positions taken by the Company and has concluded that as of October 31, 2015, no uncertain positions are taken or are expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements.  The Company is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

The Company's policy is to recognize penalties and interest as incurred in the Statement of Operations, which totaled $0 for the period July 8, 2015 to October 31, 2015.  The Company's federal and state income tax returns for 2015 will be subject to examination by the applicable tax authorities, generally for three years after the later of the original or extended due date.

Advertising Costs

The Company follows ASC 720, “Advertising Costs,” and expenses costs as incurred.  No advertising costs were incurred for the period ended October 31, 2015.

Commitments and Contingencies

The Company follows ASC 450-20, “Loss Contingencies,” to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Revenue Recognition

The Company will recognize revenue from the sale of products and services in accordance with ASC 605,“Revenue Recognition.  No revenue has been recognized since inception.  However, the Company will recognize revenue only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;
ii)	Service has been provided;
iii)	The fee is fixed or determinable; and,
iv)	Collection is reasonably assured.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note B - Summary of Significant Accounting Policies (Continued):

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.”  The amendments in the ASU provide guidance on determining when and how to disclose going-concern uncertainties in the financial statements.  The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued.  An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern.  The amendments in this Update are effective for annual periods and interim periods within those annual periods beginning after December 15, 2016.  Earlier adoption is permitted.

The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

In August 2015, the FASB issued ASU 2015-14, “Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date.”  The amendments in the ASU defer the effective date of ASU 2014-09 for all entities by one year.  Public business entities, certain not-for-profit entities, and certain employee benefit plans should apply the guidance in ASU 2014-09 to annual reporting periods beginning after December 15, 2017, including interim reporting periods within that reporting period.  Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period.

The Company is currently in the process of evaluating the impact of the adoption on its financial statements.

Note C - Going Concern:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  As of October 31, 2015, the Company has a loss from operations of $1,090, an accumulated deficit of $1,090 and has earned no revenues since inception.  The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the period ended October 31, 2015.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note C - Going Concern:

Management expects to continue to incur additional losses in the foreseeable future as a result of the Company’s film production activities.  For the foreseeable future, management plans to fund the operations and capital expenditures from the net proceeds of equity or debt offerings and existing cash balances.  Although the Company plans to pursue additional financing, there can be no assurance that it will be able to secure financing when needed or to obtain such financing on terms satisfactory to the Company, if at all.  If unable to secure additional financing in the future on acceptable terms, or at all, the Company could be forced to reduce or discontinue film development, reduce or forego sales and marketing efforts, and forego attractive business opportunities in order to improve liquidity to enable the Company to continue its operations.

There are risks and uncertainties inherent to the film industry including the highly speculative nature of the industry and intense competition.  There is also risk in the lack of industry experience of the stockholders of the Company.

These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note D - Stockholders’ Equity:

On July 8, 2015, the Company issued 100,000,000 shares of its common stock to its officers at par value, $0.0001 per share, for $10,000.  Common stockholders are entitled to vote on all matters submitted to vote of the Company’s stockholders.  The shares of the Company’s common stock are not subject to any redemption provisions.  The Company has no issued and outstanding shares of preferred stock.  The Company has no stock option plan, warrants or other dilutive securities.

Note E - Provision for Income Taxes:

The Company provides for income taxes under ASC 740, “Income Taxes.”  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities, and the tax rates in effect when these differences are expected to reverse.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note E - Provision for Income Taxes (Continued):

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal and state income tax rate of 21.5% to the net loss before provision for income taxes for the following reasons:

October 31, 2015
Income tax expense at statutory rate	$(224)
Valuation allowance	224

Income tax expense per books	$-

Net deferred tax assets consist of the following components as of:

October 31, 2015
NOL carry forward	$224
Valuation allowance	(224)

Net deferred tax asset	$-

Utilization of the NOL carry forwards, which expire 20 years from when incurred, of approximately $1,090 for federal income tax reporting purposes, may be subject to an annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the "Code").  These ownership changes may limit the amount of the NOL carry forwards that can be utilized annually to offset future taxable income and tax, respectively.  In general, an "ownership change" as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Note F - Commitments and Contingencies:

From time to time, the Company may become a party to litigation matters involving claims against the Company.  Management believes that it is adequately insured for its operations and there are no current matters that would have a material effect on the Company’s financial position or results of operations.

ALMOST NEVER FILMS INC.
Notes to the Audited Financial Statements
For the period July 8, 2015 to October 31, 2015

Note G - Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were available to be issued.

On November 5, 2015, the Company executed a letter of intent regarding an agreement with the stockholders of Smack Sportswear.  The Company will be a wholly-owned subsidiary of Smack Sportswear.  1,000,000 shares of Smack Sportswear Series A Convertible Preferred stock will be issued to the shareholders of the Company on a pro rata basis in exchange for all 100,000,000 shares of issued and outstanding common stock of the Company.  Each shareholder of the Company will receive 500,000 shares of Smack Sportswear Series A Convertible Preferred stock and each share of Series A Convertible Preferred Stock of Smack Sportswear is convertible, at the option of holder, into 100 shares of Smack Sportswear common stock.  As a result of this acquisition, the Company will own and control a majority of the outstanding shares of common stock of Smack Sportswear.  The acquisition is expected to be completed by January 31, 2016.

(d)  Exhibits
				Incorporated by Reference
Exhibit No.	Description	Form	SEC File No.	Exhibit	Filing Date	Filed Herewith
2.1	Share Exchange Agreement dated January 15, 2016 by and among SMACK Sportswear, Inc., Almost Never Films Inc., and the Shareholders of Almost Never Films Inc.					X
3.1	Articles of Incorporation of the Company	SB2	333-148510	3.1	1/7/2008
3.2	Amendment to Articles of Incorporation of the Company	8-K	000-53049	3.2	4/13/2012
3.3	Bylaws of the Company	SB2	333-148510	3.2	1/7/2008
4.1	Certificate of Designation of Series A Convertible Preferred Stock					X
23.1	Consent of Independent Registered Public Accounting Firm					X
99.1	Unaudited Pro Forma Combined Financial Statements					X

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMACK SPORTSWEAR

Dated: January 20, 2016	By:	/s/ Danny Chan
Name: Danny Chan
Title: Chief Executive Officer and Chief Financial Officer